                  AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT
                  --------------------------------------------


         This AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT (this "Amendment") dated as of April 5, 2005 by and between the entities listed on EXHIBIT 1 attached hereto and made a part hereof, each an Ohio limited liability company (individually, a "Seller," and collectively, the "Sellers") and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership ("CSCP").

                              W I T N E S S E T H:

         WHEREAS, Sellers and CSCP entered into that certain Contribution and Sale Agreement, dated as of February 3, 2005 (the "Contract"); and

         WHEREAS, Sellers and CSCP desire to amend the terms of the Contract as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Sellers and CSCP hereby covenant and agree as follows:

         1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

         2. The term "Stabilized Assumable Debt" (as defined in Section (a)(i) of Article II of the Contract) shall be deemed to mean those loans set forth on
EXHIBIT 2 attached hereto and made a part hereof.

         3. The Contract is hereby amended by deleting Section 2 of Article III in its entirety and inserting the following provision:

                  2. As a condition to the Closing, the Title Company shall have committed to insure (a) CSCP as the fee owner of each of the Premises in an amount designated by CSCP (but in no event exceeding, in the aggregate, the Consideration) by issuance of an ALTA owner's title insurance policy for each of the Premises on the 1970 (last revised
         1984) form, subject only to the Permitted Exceptions (each, an "Owner's Policy"), and (b) each lender that is the holder of Assumable Debt (each, an "Existing Lender"), whether by the issuance of a separate title insurance policy or by the issuance of an endorsement to such Existing Lender's existing mortgagee title policy insuring the lien created by the Assumable Debt held by such Existing Lender, that as of the date of the recording of the Assumption Documents (as hereinafter defined) applicable to such Assumable Debt which are to be recorded, the lien created by such Assumable Debt is a valid first lien on the Premises securing such Assumable Debt, subject only to exceptions, liens and encumbrances acceptable to such Existing Lender (each, an "Existing Lender's Policy"), and (c) each lender that is providing financing for the acquisition of any of the Premises which financing is to be secured by a mortgage on such Premises (each, an "Acquisition Lender") that as of the date of the recording of such mortgage, the lien created by such mortgage is a valid first lien on the Premises securing such financing, subject only to exceptions, liens and encumbrances acceptable to such Acquisition Lender (each, an "Acquisition Lender's Policy").

         4. The Contract is hereby amended by inserting the following provision as Section 5 of Article III immediately following Section 4 of Article III:

                  5. If a Title Commitment discloses judgments, bankruptcies or other returns against other persons having names the same as, or similar to, that of any of the Sellers, the applicable Seller shall deliver to the Title Company affidavits showing that such judgments, bankruptcies or other returns are not against such Seller in order to induce the Title Company to omit exceptions with respect to such judgments, bankruptcies or other returns or to insure over same. In addition, Sellers shall deliver to the Title Company any affidavits, declarations and indemnifications required to cause the Title Company to issue a non-imputation endorsement to each Owner's Policy and/or respecting the existence of mechanic's or materialmen's liens and other third party rights relating to matters of title, as reasonably required by the Title Company. The affidavits, declarations and indemnifications referred to in this Section 5 are collectively referred to herein as the "Title Affidavits".

         5. The Contract is hereby amended by deleting the words "all of the loans set forth on Exhibits F-1 and F-2" in the first two sentences of Section 1 of Article V and replacing them with the following words: "all of the Stabilized Assumable Debt and those loans set forth on Exhibit F-2 that CSCP shall elect to assume under the terms of this Agreement".

         6. The Contract is hereby amended by inserting the following provision as subsection (z) of Section 1 of Article VI, immediately following subsection
(y) of Section 1 of Article VI: "Sellers have delivered to CSCP a true, correct and complete copy of that certain Ground Lease dated October 15, 2001 (the "Dover Ground Lease") between Dover Land Development Corp., as landlord ("Ground Lessor"), and County Road, Ltd. LLC, as tenant ("Ground Lessee"). The Dover Ground Lease is in full force and effect. Ground Lessee is not in default in any material respect under the Dover Ground Lease. Ground Lessee has not received any written notice alleging that it is in default under the Dover Ground Lease. Ground Lessor is not in default in any material respect under the Dover Ground Lease, and Ground Lessee has not delivered any notice of any alleged default or breach on the part of Ground Lessor. Ground Lessee is the tenant under the Dover Ground Lease and has not assigned, mortgaged, pledged, sublet, hypothecated or otherwise encumbered its rights or interests under the Dover Ground Lease; provided, however, that, pursuant to that certain Lease dated as of January 31, 1997 between Ground Lessee and Discount Drug Mart, Inc. ("Drug Mart"), as amended by Lease Amendment dated as of October 15, 2001 between Ground Lessee and Drug Mart, as further amended by Second Lease Amendment dated as of June 6, 2003 between Ground Lessee and Drug Mart (collectively, the "Drug Mart Lease"), Drug Mart has the right to use the premises demised under the Dover Ground Lease (the "Dover Ground Leased Premises") as necessary for the operation of the drive-through pharmacy window for the convenience of Drug Mart's prescription drug customers and other members of the public (the "Drive-Through Right"). Ground Lessee's interest in the Dover Ground Lease shall be assigned, free and clear of all liens and encumbrances other than the Permitted Exceptions and the Drive-Through Right."

         7. The Contract is hereby amended by inserting the following provision as subsection (aa) of Section 1 of Article VI, immediately following subsection
(z) of Section 1 of Article VI: "The notice address for The Lamar Companies, a Tenant of the property located at 825 East Chestnut Street, Lancaster, PA 17602, is as follows: Lamar Outdoor Advertising, 5953 Susquehanna Plaza Drive, PO Box 6157, York, PA 17406.

         8. The Contract is hereby amended by deleting subsection (c) of
Section 1 of Article VIII in its entirety and inserting the following provision:
"The agreement by the Title Company to issue each Owner's Policy, each Existing Lender's Policy, and each Acquisition Lender's Policy;"

         9. The Contract is hereby amended by deleting subsection (f) of Section 1 of Article VIII in its entirety and inserting the following provision:
"Subject to the provisions of Section 2 of Article XIII hereof, receipt of the Required Stabilized Tenant Estoppels (as hereinafter defined) with respect to the Closing of the Stabilized Premises and receipt of the Required Development Tenant Estoppels (as hereinafter defined) with respect to the Closing of the Development Premises;".

         10. The Contract is hereby amended by inserting the following provision as subsection (i) of Section 1 of Article VIII immediately following subsection
(h) of Section 1 of Article VIII: "Receipt of the Required Additional Estoppel Certificates (as hereinafter defined)."

         11. The Contract is hereby amended by inserting the following provision as subsection (j) of Section 1 of Article VIII immediately following subsection
(i) of Section 1 of Article VIII: "Receipt of the Geneseo Payment and Landscaping Evidence (as hereinafter defined)."

         12. The Contract is hereby amended by inserting the following provision as subsection (k) of Section 1 of Article VIII immediately following subsection
(j) of Section 1 of Article VIII: "Receipt of the Oswego C/O (as hereinafter defined)."

         13. The Contract is hereby amended by renumbering subsection (i) of
Section 1 of Article VIII as subsection (j) of Section 1 of Article VIII.

         14. The Contract is hereby amended by deleting subsection (k) of
Section 1 of Article IX therefrom in its entirety.

         15. The Contract is hereby amended by inserting the following provision as subsection (p) of Section 1 of Article IX immediately following subsection
(o) of Section 1 of Article IX: "Timely make and observe and perform all obligations to be paid, observed or performed by Ground Lessee under the Dover Ground Lease and use commercially reasonable efforts to obtain (i) consent from Ground Lessor for the assignment of Ground Lessee's right, title and interest in, to and under the Dover Ground Lease by Ground Lessee to Cedar-Dover Plaza LLC (the "Dover Ground Lessor Consent"), (ii) either (x) an amendment to the Dover Ground Lease in form and substance reasonably acceptable to CSCP extending the term thereof so that the term of the Dover Ground Lease (including all renewal and extension options) is the same as that of the Drug Mart Lease (the "Dover Ground Lease Amendment") or (y) an acknowledgment by the tenant under the Drug Mart Lease in form and substance reasonably acceptable to CSCP that it shall not be a default by the landlord under the Drug Mart Lease in the event that the tenant under the Drug Mart Lease is unable to exercise a renewal or extension option under the Drug Mart Lease by reason of the expiration of the Dover Ground Lease in accordance with its terms (the "Drug Mart Acknowledgment"), and (iii) a release in recordable form, executed by the current holder of that certain Open-End Mortgage covering the Ground Lessor's interest in the Dover Ground Leased Premises made by Ground Lessor in favor of The Huntington National Bank dated October 30, 1996 in the original principal amount of $65,075.00, recorded on November 4, 1996 in Tuscarawas County, Ohio in Volume 774, Page 116 (as the same may be amended, supplemented, extended, restated or consolidated, the "Dover Fee Mortgage"), of the Ground Leased Premises from the lien of the Dover Fee Mortgage (the "Dover Fee Mortgage Release").

         16. The Contract is hereby amended by inserting the following provision as subsection (q) of Section 1 of Article IX immediately following subsection
(p) of Section 1 of Article IX: "Prior to the Stabilized Closing Date, Sellers shall (i) pay to the Town of Geneseo all outstanding charges payable to the Town of Geneseo for the repair of the shoulder of Morgan View Road for damage done during the construction of the plaza, the outstanding amount with respect thereto being $1,677.52 as of the date hereof, and deliver evidence of such payment to CSCP, which evidence shall be reasonably satisfactory to CSCP, and
(ii) complete the landscaping at the Geneseo Property, as per the specifications of the site plan filed with the Town of Geneseo, and deliver written confirmation of such completion by the Town of Geneseo (the documentation referred to in this subsection (q) is referred to herein as the "Geneseo Payment and Landscaping Evidence")."

         17. The Contract is hereby amended by inserting the following provision as subsection (r) of Section 1 of Article IX immediately following subsection
(q) of Section 1 of Article IX: "Prior to the Stabilized Closing Date, Sellers shall (i) cause to occur the final inspection for the emergency generator at the Stabilized Premises located in Oswego, New York (the "Oswego Property"), and
(ii) obtain the final permanent Certificate of Occupancy for the Oswego Property (the "Oswego C/O")."

         18. The Contract is hereby amended by deleting subsection (h) of
Section 1 of Article XI in its entirety and inserting the following provision:
"The Title Affidavits".

         19. The Contract is hereby amended by deleting subsection (kk) of
Section 1 of Article XI in its entirety and replacing it with the following provision: "An agreement regarding partnership issues by and among CSCP and the Sellers, in the form attached hereto as Exhibit PP (the "Side Agreement");"

         20. The Contract is hereby amended by inserting the following provision as subsection (uu) of Section 1 of Article XI immediately following subsection
(tt) of Section 1 of Article XI: "Subject to the provisions of Article XLIV hereof, an assignment and assumption of the Dover Ground Lease (the "Dover Ground Lease Assignment and Assumption") in the form of Exhibit SS attached hereto and made a part hereof."

         21. The Contract is hereby amended by inserting the following provision as subsection (vv) of Section 1 of Article XI immediately following subsection
(uu) of Section 1 of Article XI: "Subject to the provisions of Section 2 of
Article XIII hereof, the Required Additional Estoppel Certificates."

         22. The Contract is hereby amended by inserting the following provision as subsection (ww) of Section 1 of Article XI immediately following subsection
(vv) of Section 1 of Article XI: "The Geneseo Payment and Landscaping Evidence."

         23. The Contract is hereby amended by inserting the following provision as subsection (xx) of Section 1 of Article XI immediately following subsection
(ww) of Section 1 of Article XI: "The Oswego C/O."

         24. The Contract is hereby amended by inserting the following provision as subsection (v) of Section 2 of Article XI immediately following subsection
(u) of Section 2 of Article XI: "The Dover Ground Lease Assignment and Assumption."

         25. Notwithstanding anything to the contrary contained in Section 5 or
Section 7 of Article XII of the Contract, the parties hereto acknowledge and agree that (i) the Designated Date shall be deemed to be April 5, 2005, and (ii) CSCP shall be deemed to have waived its right to exercise the Termination Option and, except as set forth in Paragraphs 32 and 33 below, the Removal Option, pursuant to Section 5 of Article XII.

         26. The Contract is hereby amended by deleting the first three sentences of Section 2 of Article XIII and replacing them with the following provision: "Sellers shall, promptly following the date hereof, deliver a Tenant Estoppel Certificate in the form (but with all relevant information filled in by Sellers) attached hereto and made a part hereof as Exhibit GG (the "Completed Premises Tenant Estoppel Certificate Form") to each Tenant of a Stabilized Premises (other than the Tenants set forth on Exhibit HH-3 attached hereto) for execution by such Tenant. Sellers shall, promptly following the date hereof, deliver a Tenant Estoppel Certificate in the form (but with all relevant information filled in by Sellers) attached hereto and made a part hereof as Exhibit TT (the "Premises-In-Construction Estoppel Certificate Form") to each Tenant set forth on Exhibit HH-3 for execution by such Tenant. Sellers shall deliver to CSCP each executed Tenant Estoppel Certificate promptly following Sellers' receipt thereof. It shall be a condition precedent to CSCP's obligation to consummate the transactions contemplated by this Agreement with respect to the Stabilized Property that CSCP shall receive Tenant Estoppel Certificates from all of the Tenants set forth on Exhibit HH-1 and Exhibit HH-4 attached hereto and made a part hereof (collectively, the "Required Stabilized Tenants"), each (i) with respect to those Required Stabilized Tenants listed on Exhibit HH-1 under the heading entitled "All Premises in which the following Tenants Occupy Space" and all Required Stabilized Tenants listed on Exhibit HH-4, as more particularly set forth on Exhibit HH-1 and Exhibit HH-4, dated no earlier than forty-five (45) days prior to the Closing Date, (ii) consistent with the terms of the Leases and the representations and warranties of Sellers contained in this Agreement, and (iii) in form substantially similar to the Completed Premises Tenant Estoppel Certificate Form with respect to those Tenants listed on Exhibit HH-1 and the Premises-In-Construction Estoppel Certificate Form for the Tenants listed on Exhibit HH-3 or in such other form as CSCP shall approve in the exercise of its reasonable judgment (collectively, the "Required Stabilized Tenant Estoppels"). If, on or before the Stabilized Closing Date, CSCP shall not have received Required Stabilized Tenant Estoppels from those Required Stabilized Tenants containing an asterisk (*) next to their names on Exhibit HH-1, each applicable Seller shall deliver to CSCP on the Stabilized Closing Date a certificate in the form attached hereto as Exhibit HH-5.

         27. The Contract is hereby amended by deleting Section 1(a) of Article XX and replacing it with the following provision:

                  (a) During the period (the "Development Period") commencing on the date hereof and ending on the Development Period Expiration Date, Sellers of the Development Properties ("Development Sellers") shall, at Development Sellers' cost and expense, diligently and continuously prosecute the performance of the Development Work and the lease-up of the Development Premises; provided, however, (A) prior to the Closing with respect to a Development Premises, Development Sellers shall not enter into Leases of such Development Premises (i) covering four thousand (4,000) square feet or less, other than in accordance with Sellers' ordinary conduct of business, without CSCP's prior written consent, or (ii) covering more than four thousand (4,000) square feet without CSCP's prior written consent, and (B) from and after the Closing with respect to a Development Premises, Development Sellers shall not enter into Leases of such Development Premises without CSCP's prior written consent, it being agreed that for Leases covering four thousand (4,000) square feet or less, CSCP's consent shall not be unreasonably withheld (i.e., Leases containing similar terms and Tenants of comparable creditworthiness as the Leases and Tenants at the Property as of the date of this Agreement). Any Leases entered into for which CSCP's consent is required pursuant to this paragraph (a) shall be written on the Standard Lease Form. CSCP and Sellers shall act in good faith in leasing the Development Premises, and CSCP shall approve or disapprove a proposed Lease pursuant to this paragraph (a) promptly following CSCP's receipt of (x) the fully negotiated Lease between a Seller and a proposed Tenant, and (y) financial information concerning the proposed Tenant. At Sellers' election, with respect to Leases covering a Development Premises for which the Closing shall not yet have occurred, each proposed Lease and financial information delivered to CSCP in connection with a request for CSCP's consent thereto may be accompanied by a Lease Transmittal Letter which shall request CSCP's consent to said Lease and shall contain the First Lease Transmittal Letter Statement in bold, capital letters. Provided that the proposed Lease and accompanying financial information shall have been submitted to CSCP together with the Lease Transmittal Letter, if CSCP shall fail to so respond to the applicable Seller within said 10-day period (which response, notwithstanding the provisions of Article XIX hereof, may be transmitted by email to muckleylaw@aol.com), and also shall have failed to so respond to the applicable Seller within three (3) Business Days after said Seller shall have sent CSCP the second Lease Transmittal Letter (which response, notwithstanding the provisions of Article XIX hereof, may be transmitted by email to muckleylaw@aol.com), then CSCP shall be deemed to have consented to the proposed Lease. The second Lease Transmittal Letter shall state, in bold, capital letters, the Second Lease Transmittal Letter Statement.

         28. The Contract is hereby amended by inserting the following provision at the end of Section 5 of Article XX: "During the Development Lease-up Period, Development Sellers shall not enter into Leases of any Development Premises without CSCP's prior written consent, it being agreed that for Leases covering four thousand (4,000) square feet or less, CSCP's consent shall not be unreasonably withheld (i.e., Leases containing similar terms and Tenants of comparable creditworthiness as the Leases and Tenants at the Property as of the date of this Agreement). CSCP and Sellers shall act in good faith in leasing the Development Premises during the Development Lease-up Period, and CSCP shall approve or disapprove a proposed Lease pursuant to this Section 5 promptly following CSCP's receipt of (x) the fully negotiated Lease between a Development Seller and a proposed Tenant, and (y) financial information concerning the proposed Tenant.

         29. The Contract is hereby amended by inserting the following provision at the end of Section 1 of Article XXI: "During the Leasing Period, Sellers shall not enter into Leases of any Stabilized Premises without CSCP's prior written consent, it being agreed that for Leases covering four thousand (4,000) square feet or less, CSCP's consent shall not be unreasonably withheld (i.e., Leases containing similar terms and Tenants of comparable creditworthiness as the Leases and Tenants at the Property as of the date of this Agreement). CSCP and Sellers shall act in good faith in leasing the Vacant Stabilized Space during the Leasing Period, and CSCP shall approve or disapprove a proposed Lease pursuant to this Section 1 promptly following CSCP's receipt of (x) the fully negotiated Lease between a Seller and a proposed Tenant, and (y) financial information concerning the proposed Tenant."

         30. The Contract is hereby amended by inserting the following Article in the Contract immediately following Article XLIII:

                  ARTICLE XLIV:     Dover Ground Lease.
                                    ------------------

                  1. As conditions precedent to CSCP's obligation to consummate the transactions contemplated by this Agreement with respect to the Stabilized Property, CSCP shall receive the Dover Ground Lessor Consent, the Dover Ground Lease Amendment and the Dover Fee Mortgage Release. In the event that any of the conditions precedent to CSCP's obligation to close set forth in this Section 1 have not been satisfied prior to the Scheduled Stabilized Closing Date (as the same may have been extended pursuant to the terms of this Agreement), then CSCP shall have the right, exercisable by delivery of written notice to Sellers, to either (i) remove the Stabilized Premises located at 3001-3015 N. Wooster Avenue, Dover, OH 44622 (including without limitation the Dover Ground Leased Premises) (the "Dover Property") from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration (unless CSCP shall elect that more than five (5) Stabilized Premises in the aggregate be so removed, regardless of the reason for removal, pursuant to the terms of this Agreement, including, without limitation, pursuant to Article XII hereof, in which case, CSCP shall have the right to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement)), or
         (ii) extend the Closing Date with respect to the Dover Premises, in which case (x) the Consideration payable on the Stabilized Closing Date shall be correspondingly reduced, (y) the Closing with respect to the Dover Premises shall occur thirty (30) days following the satisfaction of the conditions precedent to CSCP's obligation to close set forth in this Section 1; provided, however, that if the conditions precedent to CSCP's obligation to close set forth in this Section 1 shall not be satisfied on or before the first anniversary of the Stabilized Closing Date, CSCP shall be deemed to have removed the Dover Premises from the Premises being conveyed pursuant to this Agreement.

         31. The Contract is hereby amended by inserting the following Article in the Contract immediately following Article XLIV:

                  ARTICLE XLV:      Additional Estoppel Certificates.
                                    --------------------------------

                  1. Sellers shall, promptly following the date hereof, deliver estoppel certificates (the "Additional Estoppel Certificates") in the form (but, to the extent missing, with all relevant information filled in by Sellers) attached hereto and made a part hereof as Exhibit UU-1, Exhibit UU-2, Exhibit UU-3, Exhibit UU-4, Exhibit UU-5, Exhibit UU-6, and Exhibit UU-7 (the "Additional Estoppel Certificate Forms") to each of the parties referenced therein. Sellers shall deliver to CSCP each executed Additional Estoppel Certificate promptly following Sellers' receipt thereof. It shall be a condition precedent to CSCP's obligation to consummate the transactions contemplated by this Agreement with respect to the Stabilized Property that CSCP shall receive an Additional Estoppel Certificate from each party that is a signatory to the Additional Estoppel Certificate Forms attached hereto as Exhibits UU-3, UU-4, UU-5 and UU-7, each (i) dated no earlier than thirty (30) days prior to the Closing Date, (ii) consistent with the terms of the representations and warranties of Sellers contained in this Agreement, and (iii) in form substantially similar to the applicable Additional Estoppel Certificate or in such other form as CSCP shall approve in the exercise of its reasonable judgment (the "Required Additional Estoppel Certificates"). If, on or before the Scheduled Stabilized Closing Date, such condition is not satisfied (or waived in writing by CSCP), then CSCP shall have the right, exercisable by delivery of written notice to Sellers, to remove the concerned Premises from the Premises being conveyed pursuant to this Agreement and receive a corresponding reduction in the Consideration (unless CSCP shall elect that more than five (5) Stabilized Premises in the aggregate be so removed, regardless of the reason for removal, pursuant to the terms of this Agreement, including, without limitation, pursuant to Article XII hereof, in which case, CSCP shall have the right to terminate this Agreement by written notice delivered to Sellers (in which event the Title Company shall return the Required Deposit to CSCP and no party hereto shall have any further obligations in connection herewith except under those provisions that expressly survive a termination of this Agreement)). Either Sellers or CSCP shall have a one (1) time right to extend the Scheduled Stabilized Closing Date for up to thirty (30) additional days if the conditions precedent to CSCP's obligation to close set forth in this Section have not been satisfied prior to the Scheduled Stabilized Closing Date (exercisable by delivery of written notice to the other parties hereto on or prior to the Scheduled Stabilized Closing Date).

         32. The Stabilized Premises known as 1423 Lexington Avenue, Mansfield, Ohio (the "Mansfield Premises") shall be deemed to have been removed from the Premises being conveyed pursuant to the Contract, pursuant to CSCP's Removal Option under Section 5 of Article XII of the Contract, and the Consideration is hereby reduced in the amount of $425,875. Any references in the Contract, including any reference in any Exhibits, to the Mansfield Premises shall be deemed deleted therefrom.

         33. The Stabilized Premises known as 2010-2030 August Drive, Ontario, Ohio (the "August Premises") shall be deemed to have been removed from the Premises being conveyed pursuant to the Contract, pursuant to CSCP's Removal Option under Section 5 of Article XII of the Contract, and the Consideration is hereby reduced in the amount of $1,838,422. Any references in the Contract, including any reference in any Exhibits, to the August Premises shall be deemed deleted therefrom.

         34. CSCP hereby notifies Sellers that CSCP elects to have all Service Contracts in effect on the date hereof remain in effect after the Closing, and this Amendment shall be deemed to be the Service Contract Notice referred to in
Section 4 of Article IX of the Contract.

         35. The Contract is hereby amended by deleting "Exhibit B-1" therefrom and replacing it with EXHIBIT 3 attached hereto. All references in the Contract to "Exhibit B-1" shall be deemed to refer to EXHIBIT 3 attached hereto.

         36. The Contract is hereby amended by deleting "Exhibit K" therefrom and replacing it with EXHIBIT 4 attached hereto. All references in the Contract to "Exhibit K" shall be deemed to refer to EXHIBIT 4 attached hereto.

         37. The Contract is hereby amended by deleting "Exhibit L-1" therefrom and replacing it with EXHIBIT 5 attached hereto. All references in the Contract to "Exhibit L-1" shall be deemed to refer to EXHIBIT 5 attached hereto.

         38. The Contract is hereby amended by deleting "Exhibit L-2" therefrom and replacing it with EXHIBIT 6 attached hereto. All references in the Contract to "Exhibit L-2" shall be deemed to refer to EXHIBIT 6 attached hereto.

         39. "Exhibit DD" of the Contract is hereby amended by inserting as "Exhibit B" thereto the schedule of Existing ROFO/ROFR Properties attached hereto as EXHIBIT 7. All references in "Exhibit DD" to "Exhibit B" shall be deemed to refer to EXHIBIT 7 attached hereto.

         40. The Contract is hereby amended by deleting "Exhibit HH-1" therefrom and replacing it with the list of Tenants attached hereto as EXHIBIT 8. All references in the Contract to "Exhibit HH-1" shall be deemed to refer EXHIBIT 8 attached hereto.

         41. The Contract is hereby amended by inserting as "Exhibit HH-3" thereto the list of Tenants attached hereto as EXHIBIT 9. All references in the Contract to "Exhibit HH-3" shall be deemed to refer to EXHIBIT 9 attached hereto.

         42. The Contract is hereby amended by inserting as "Exhibit HH-4" thereto the list of Tenants attached hereto as EXHIBIT 10. All references in the Contract to "Exhibit HH-4" shall be deemed to refer to EXHIBIT 10 attached hereto.

         43. The Contract is hereby amended by inserting as "Exhibit HH-5" thereto the form of certificate attached hereto as EXHIBIT 11. All references in the Contract to "Exhibit HH-5" shall be deemed to refer to EXHIBIT 11 attached hereto.

         44. The Contract is hereby amended by inserting as "Exhibit II-3" thereto the list of fees and assessments attached hereto as EXHIBIT 12. All references in the Contract to "Exhibit II-3" shall be deemed to refer to EXHIBIT 12 attached hereto.

         45. The Contract is hereby amended by inserting as "Exhibit JJ" thereto the list of Vacant Stabilized Spaces attached hereto as EXHIBIT 13. All references in the Contract to "Exhibit JJ" shall be deemed to refer to EXHIBIT 13 attached hereto.

         46. Exhibit QQ-1 of the Contract is hereby amended by deleting therefrom the section entitled "Term" and replacing it with the following:

              Term: The initial term shall be twenty five (25) years. With respect to Ground Leases located in the state of Ohio, Ground Lessee shall have five (5) option periods, each having a five (5) year term. With respect to Ground Leases located in the state of New York, Ground Lessee shall have five (5) option periods, the first four (4) option periods having a five (5) year term and the final option period having a four (4) year term.

         47. The Contract is hereby amended by inserting as "Exhibit SS" thereto the form of Assignment and Assumption of Ground Lease attached hereto as EXHIBIT
14. All references in the Contract to "Exhibit SS" shall be deemed to refer to
EXHIBIT 14 attached hereto.

         48. The Contract is hereby amended by inserting as "Exhibit TT" thereto the form of Premises-In-Construction Estoppel Certificate attached hereto as
EXHIBIT 15. All references in the Contract to "Exhibit TT" shall be deemed to refer to EXHIBIT 15 attached hereto.

         49. The Contract is hereby amended by inserting as "Exhibit UU-1" thereto the form of Estoppel Certificate (Centerville Easement Agreement) attached hereto as EXHIBIT 16-1. All references in the Contract to "Exhibit UU-1" shall be deemed to refer to EXHIBIT 16-1 attached hereto.

         50. The Contract is hereby amended by inserting as "Exhibit UU-2" thereto the form of Estoppel Certificate (Centerville Storm Water and Detention Easement Agreement) attached hereto as EXHIBIT 16-2. All references in the Contract to "Exhibit UU-2" shall be deemed to refer to EXHIBIT 15-2 attached hereto.

         51. The Contract is hereby amended by inserting as "Exhibit UU-3" thereto the form of Estoppel Certificate (Davis Road Reciprocal Easement Agreement) attached hereto as EXHIBIT 16-3. All references in the Contract to "Exhibit UU-3" shall be deemed to refer to EXHIBIT 16-3 attached hereto.

         52. The Contract is hereby amended by inserting as "Exhibit UU-4" thereto the form of Estoppel Certificate (McCormick Place Reciprocal Easement Agreement) attached hereto as EXHIBIT 16-4. All references in the Contract to "Exhibit UU-4" shall be deemed to refer to EXHIBIT 16-4 attached hereto.

         53. The Contract is hereby amended by inserting as "Exhibit UU-5" thereto the form of Estoppel Certificate (McCormick Place Party Wall Agreement) attached hereto as EXHIBIT 16-5. All references in the Contract to "Exhibit UU-5" shall be deemed to refer to EXHIBIT 16-5 attached hereto.

         54. The Contract is hereby amended by inserting as "Exhibit UU-6" thereto the form of Estoppel Certificate (Portage Trail Reciprocal Easement Agreement) attached hereto as EXHIBIT 16-6. All references in the Contract to "Exhibit UU-6" shall be deemed to refer to EXHIBIT 16-6 attached hereto.

         55. The Contract is hereby amended by inserting as "Exhibit UU-7" thereto the form of Ground Lease Estoppel Certificate attached hereto as EXHIBIT 16-7. All references in the Contract to "Exhibit UU-7" shall be deemed to refer to EXHIBIT 16-7 attached hereto.

         56. Notwithstanding anything to the contrary contained in the Contract, it shall be a condition precedent to CSCP's obligation to close the transactions contemplated by the Contract that the Property Management Agreements, the Medina Ground Lease, the Mason Ground Lease, the Grove City Ground Lease and the Geneseo Ground Lease, all in form and content acceptable to Cedar and Sellers in their reasonable discretion, be executed and delivered by the applicable parties thereto.

         57. Notwithstanding anything to the contrary contained in Section 1 of
Article IV of the Contract, Section 1 of Article V of the Contract or Section 2 of Article XIII of the Contract, the Scheduled Stabilized Closing Date shall be deemed to mean April 19, 2005; provided, however, that either Sellers or CSCP shall have a one (1) time right to extend the Scheduled Stabilized Closing Date to May 3, 2005 if the conditions precedent to CSCP's obligation to close set forth in Section 1 of Article V, or Section 2 of Article XIII, or Article XLIV have not been satisfied prior to the Scheduled Stabilized Closing Date (exercisable by delivery of written notice to the other parties hereto on or prior to the Scheduled Stabilized Closing Date). Except as otherwise set forth in this Paragraph 57, neither Sellers nor CSCP shall have the right to extend the Scheduled Stabilized Closing Date if the conditions precedent to CSCP's obligation to close set forth in Section 1 of Article V, or Section 2 of Article XIII, or Article XLIV have not been satisfied prior to the Scheduled Stabilized Closing Date. Nothing contained in this Paragraph 57 shall be deemed to limit or otherwise modify CSCP's rights in the event that the conditions precedent to CSCP's obligation to close set forth in Article V or Article XIII or Article XLIV of the Contract shall not have been satisfied with respect to the Stabilized Property prior to the Scheduled Stabilized Closing Date (as the same may have been extended pursuant to this Paragraph 57).

         58. (a) The parties hereto shall amend the Future Properties Agreement prior to the Closing with respect to the Stabilized Premises to reflect the provisions contained in this Paragraph 58, and all references in the Contract to the Future Properties Agreement shall be deemed to refer to the Future Properties Agreement, as amended in accordance with this Paragraph 58. Any undefined capitalized terms used in this Paragraph 58 shall have the meanings ascribed to them in the Future Properties Agreement.

             (b) Notwithstanding anything to the contrary contained in the Future Properties Agreement, (i) the properties set forth on EXHIBIT 17 attached hereto and made a part hereof (each, an "Outside Partner Property") shall be deemed to be excluded from the definition of Existing ROFO/ROFR Properties (as defined in the Future Properties Agreement), and (ii) at such time that one hundred percent (100%) of the equity interests in an Outside Partner Property shall be owned, directly or indirectly, by a Giltz Party (as defined in the Future Properties Agreement), such Outside Partner Property shall be deemed to be a Future ROFO/ROFR Property (as defined in the Future Properties Agreement).

             (c) During the Option Lease-up Period, Giltz Property Owning Parties shall not enter into Leases of any Vacant Option Space without CSCP's prior written consent, which consent shall not be unreasonably withheld with respect to Leases covering four thousand (4,000) square feet or less. CSCP and the Giltz Property Owning Parties shall act in good faith in leasing the Vacant Option Space during the Option Lease-up Period, and CSCP shall approve or disapprove a proposed Lease pursuant to this paragraph (c) promptly following CSCP's receipt of (x) the fully negotiated Lease between a Giltz Property Owning Party and a proposed Tenant, and (y) financial information concerning the proposed Tenant.

         59. (a) Notwithstanding anything to the contrary contained in subsection (g) of Section 1 of Article X, but subject to the provisions of subsection (b) of this Paragraph 59: (i) Sellers shall obtain payoff letters as of the Stabilized Closing Date with respect to those fees and assessments containing an asterisk (*) next to their names on Exhibit II-3, and, at the Closing of the Stabilized Premises, Sellers shall pay said fees and assessments in full and, if applicable, deliver to the Title Company a release of said fees and assessments of record, (ii) the remaining fees and assessments listed on
Exhibit II-3 shall be apportioned such that all amounts accruing prior to the Proration Time shall be the obligation of Sellers and all amounts accruing from and after the Proration Time shall be the obligation of CSCP, (iii) Sellers shall obtain payoff letters as of the Closing Date with respect to, and pay in full at the Closing and, if applicable, deliver to the Title Company a release of said fees and assessments of record with respect to, any fees or assessments affecting any of the Premises that is not set forth on Exhibit II-3, if and to the extent that any such fee or assessment (x) was levied in connection with the development (as opposed to operation) of the applicable Premises or (y) was levied in connection with the operation of the applicable Premises but is not able to be completely passed through to, and fully reimbursed by, the Tenants at the applicable Premises pursuant to the terms of the Leases at such Premises, and (iv) any other fee or assessment (or portion thereof) affecting any of the Premises that (x) is not set forth on Exhibit II-3 and (y) was levied in connection with the operation (as opposed to the development) of the applicable Premises and (z) is able to be completely passed through to, and fully reimbursed by, the Tenants at the applicable Premises pursuant to the terms of their respective Leases shall be apportioned such that all amounts accruing prior to the Proration Time shall be the obligation of Sellers and all amounts accruing from and after the Proration Time shall be the obligation of CSCP.

             (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 59: (A) clauses (iii) and (iv) of subparagraph (a) of this Paragraph 59 shall not apply to general real estate taxes, which shall be apportioned in accordance with subsection (g) of Section 1 of Article X, (B) if any fee or assessment shall not be assessed for a finite period but instead shall be assessed in perpetuity, then (x) Sellers shall not be required to obtain payoff letters with respect to any such fee or assessment pursuant to clause (iii) of subparagraph (a) of this Paragraph 59, and (y) for purposes of clause (iii) of subparagraph (a) of this Paragraph 59, the amount of such assessment shall be deemed to be the annual amount thereof divided by eight percent (8%), and (C) if a fee or assessment shall be able to be completely passed through to, and fully reimbursed by, some (but not all) Tenants at a particular Premises pursuant to the terms of their respective Leases, then the amounts being apportioned pursuant to clauses (iii)(y) and (iv) of subparagraph (a) of this Paragraph 59 shall be appropriately prorated based on the percentage thereof that is able to be passed through to, and fully reimbursed by, said Tenants.

             (c) The provisions of this Paragraph 59 shall survive, with respect to each Premises, for a period of two (2) years following the Closing Date with respect to such Premises.

         60. (a) If the Zoning Inspector of Liberty Township, Ohio, or such other governmental or quasi-governmental official claiming jurisdiction over the Stabilized Premises located at 9965-10011 Sawmill Parkway, Powell, Ohio (the "Powell Property"), shall require, during the period commencing on the date hereof and ending on the second (2nd) anniversary of the Closing with respect to the Powell Property, the construction of additional parking spaces on the Powell Property, Sellers shall deliver to CSCP, within ten (10) days after delivery of an invoice therefor, the actual reasonable costs incurred (or to be incurred) by CSCP or its affiliate in connection with such construction.

                  (b) Seller Indemnitors (other than Dave Thomas), by execution of this Agreement, hereby agree, on a joint and several basis, to guarantee the prompt payment to CSCP of the amounts described in subsection (a) of this Paragraph 60. This guarantee is a guarantee of payment and performance and not of collection. In connection with such guarantee, each guarantor hereby waives any and all (i) defenses, offsets, counterclaims, demands, protests, presentments and notices of every kind and nature, and (ii) legal requirements that CSCP institute any action or proceeding at law or in equity against any Seller or any other Person.

                  (c) The provisions of this Paragraph 60 shall survive the Closing.

         61. Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Contract are hereby ratified and confirmed.

         62. Except insofar as reference to the contrary is made in any such instrument, all references to the "Contract" in any future correspondence or notice shall be deemed to refer to the Contract as modified by this Amendment.

         63. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.

         64. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

         65. Delivery of this Amendment by facsimile by any party shall represent a valid and binding execution and delivery of this Amendment by such party.

         IN WITNESS WHEREOF, the Sellers and CSCP have executed and delivered this Amendment as of the date first above written.



                                      CEDAR SHOPPING CENTERS PARTNERSHIP, L.P.,
                                      a Delaware limited partnership
                                      By:  Cedar Shopping Centers, Inc.,
                                           a Maryland corporation, its
                                           general partner

                                            By:   /s/  Leo S. Ullman
                                                  ------------------
                                                  Name: Leo S. Ullman
                                                  Title: President

                   [Signature pages to continue on next page]

                                            BUFFALO BROAD COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, II
                                                  -----------------------------
                                                  Name: Harry W. Giltz, II
                                                  Title: Member

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Member

                                            By:   /s/  Grant W. Giltz
                                                  -----------------------------
                                                  Name: Grant W. Giltz
                                                  Title: Member

                                            By:   /s/  Sandra E. Giltz
                                                  -----------------------------
                                                  Name: Sandra E. Giltz
                                                  Title: Member


                   [Signature pages to continue on next page]

                                            31 DAVIS ROAD COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Manager


                   [Signature pages to continue on next page]

                                            1020 NORTH MAIN STREET COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, II
                                                  -----------------------------
                                                  Name: Harry W. Giltz, II
                                                  Title: Member

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Member

                                            By:   /s/  Grant W. Giltz
                                                  -----------------------------
                                                  Name: Grant W. Giltz
                                                  Title: Member

                                            By:   /s/  Sandra E. Giltz
                                                  -----------------------------
                                                  Name: Sandra E. Giltz
                                                  Title: Member

                   [Signature pages to continue on next page]

                                            825 EAST CHESTNUT COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, II
                                                  -----------------------------
                                                  Name: Harry W. Giltz, II
                                                  Title: Member

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Member

                                            By:   /s/  Grant W. Giltz
                                                  -----------------------------
                                                  Name: Grant W. Giltz
                                                  Title: Member

                                            By:   /s/  Sandra E. Giltz
                                                  -----------------------------
                                                  Name: Sandra E. Giltz
                                                  Title: Member



                   [Signature pages to continue on next page]

                                            ONE CLYDE COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: Giltz & Associates, Inc.,
                                                its Manager

                                                By:  /s/ Harry W. Giltz, III
                                                     --------------------------
                                                     Name: Harry W. Giltz, III
                                                     Title: President

                   [Signature pages to continue on next page]

                                            TWO CARROLLTON COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, II
                                                  -----------------------------
                                                  Name: Harry W. Giltz, II
                                                  Title: Manager



                   [Signature pages to continue on next page]

                                            COUNTY ROAD, LTD.,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, II
                                                  -----------------------------
                                                  Name: Harry W. Giltz, II
                                                  Title: Manager



                   [Signature pages to continue on next page]

                                            301 OSWEGO COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: Giltz & Associates, Inc.,
                                                its sole member

                                                By: /s/ Harry W. Giltz, III
                                                    -------------------------
                                                    Name: Harry W. Giltz, III
                                                    Title: President

                   [Signature pages to continue on next page]

                                            ONE GENESEO COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: Giltz & Associates, Inc.,
                                                its sole member

                                                By: /s/ Harry W. Giltz, III
                                                    ---------------------------
                                                    Name: Harry W. Giltz, III
                                                    Title: President



                   [Signature pages to continue on next page]

                                            B SPACE ZANESVILLE COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: Giltz & Associates, Inc.,
                                                its sole member

                                                By: /s/ Harry W. Giltz, III
                                                    ---------------------------
                                                    Name: Harry W. Giltz, III
                                                    Title: President

                   [Signature pages to continue on next page]

                                            ONE AUGUST COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: Giltz & Associates,
                                                its sole member

                                                By: /s/ Harry W. Giltz, III
                                                    ---------------------------
                                                    Name: Harry W. Giltz, III
                                                    Title: President



                   [Signature pages to continue on next page]

                                            23300 LORAIN ROAD COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  James B. Abraham
                                                  -----------------------------
                                                  Name: James B. Abraham
                                                  Title: Manager



                   [Signature pages to continue on next page]

                                            3160 MEDINA ROAD COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, II
                                                  -----------------------------
                                                  Name: Harry W. Giltz, II
                                                  Title: Co-Manager

                                            By:   /s/  David M. Thomas
                                                  -----------------------------
                                                  Name: David M. Thomas
                                                  Title: Co-Manager

                   [Signature pages to continue on next page]

                                            ONE UBB, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, II
                                                  -----------------------------
                                                  Name: Harry W. Giltz, II
                                                  Title: Member

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Member

                                            By:   /s/  Grant W. Giltz
                                                  -----------------------------
                                                  Name: Grant W. Giltz
                                                  Title: Member

                                            By:   /s/  Sandra E. Giltz
                                                  -----------------------------
                                                  Name: Sandra E. Giltz
                                                  Title: Member

                   [Signature pages to continue on next page]

                                            ONE WESTFIELD COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Manager

                   [Signature pages to continue on next page]

                                            1140 PORTAGE TRAIL COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: Portage Trail Management, Inc.,
                                                its Manager

                                                By: /s/ Harry W. Giltz, III
                                                    ---------------------------
                                                    Name: Harry W. Giltz, III
                                                    Title: President

                   [Signature pages to continue on next page]

                                            3129 LINCOLN WAY COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: /s/  David M. Thomas
                                                -------------------------------
                                                Name: David M. Thomas
                                                Title: Member

                                            By: Thomas Properties, Ltd., Member

                                                By: /s/  David M. Thomas
                                                    ---------------------------
                                                    Name: David M. Thomas
                                                    Title: Manager

                                            By: Giltz & Associates, Inc., Member

                                                By: /s/ Harry W. Giltz, III
                                                    ---------------------------
                                                    Name: Harry W. Giltz, III
                                                    Title: President

                   [Signature pages to continue on next page]

                                            ONE LODI COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Manager

                   [Signature pages to continue on next page]

                                            ONE ONTARIO COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Joseph Bolognue
                                                  -----------------------------
                                                  Name: Joseph Bolognue
                                                  Title: Manager

                   [Signature pages to continue on next page]

                                            ONE PICKERINGTON COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Manager

                   [Signature pages to continue on next page]

                                            ONE POWELL COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Manager



                   [Signature pages to continue on next page]

                                            ONE POLARIS COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Joseph Bolognue
                                                  -----------------------------
                                                  Name: Joseph Bolognue
                                                  Title: Manager



                   [Signature pages to continue on next page]

                                            ONE SHELBY COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Michael Bolognue
                                                  -----------------------------
                                                  Name: Michael Bolognue
                                                  Title: Manager



                   [Signature pages to continue on next page]

                                            ONE HUDSON COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Co-Manager

                                            By:   /s/  David M. Thomas
                                                  -----------------------------
                                                  Name: David M. Thomas
                                                  Title: Co-Manager



                   [Signature pages to continue on next page]

                                            ONE NEW MILFORD COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Manager



                   [Signature pages to continue on next page]

                                            CANTON-YANKEE ASSOCIATES, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, II
                                                  -----------------------------
                                                  Name: Harry W. Giltz, II
                                                  Title: Co-Manager

                                            By:   /s/  David M. Thomas
                                                  -----------------------------
                                                  Name: David M. Thomas
                                                  Title: Co-Manager



                   [Signature pages to continue on next page]

                                            ONE SPRINGBORO COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, II
                                                  Name: Harry W. Giltz, II
                                                  Title: Co-Manager

                                            By:   /s/  David M. Thomas
                                                  Name: David M. Thomas
                                                  Title: Co-Manager



                   [Signature pages to continue on next page]

                                            ONE GROVE CITY COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, II
                                                  -----------------------------
                                                  Name: Harry W. Giltz, II
                                                  Title: Co-Manager

                                            By:   /s/  David M. Thomas
                                                  -----------------------------
                                                  Name: David M. Thomas
                                                  Title: Co-Manager



                   [Signature pages to continue on next page]

                                            ONE HILLIARD COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Co-Manager

                                            By:   /s/  David M. Thomas
                                                  -----------------------------
                                                  Name: David M. Thomas
                                                  Title: Co-Manager



                   [Signature pages to continue on next page]

                                            ONE MASON COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Co-Manager

                                            By:   /s/  David M. Thomas
                                                  -----------------------------
                                                  Name: David M. Thomas
                                                  Title: Co-Manager



                   [Signature pages to continue on next page]

                                            ONE ENON COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: Giltz & Associates, Inc.,
                                                its sole member

                                                By: /s/ Harry W. Giltz, III
                                                    ---------------------------
                                                    Name: Harry W. Giltz, III
                                                    Title: President



                   [Signature pages to continue on next page]

                                            ONE WESTLAKE COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Manager

                   [Signature pages to continue on next page]

AGREED AND ACKNOWLEDGED:



                                            ONE AUGUST COMPANY, LLC,
                                            an Ohio limited liability company

                                            By: Giltz & Associates,
                                                its sole member

                                                By: /s/ Harry W. Giltz, III
                                                    ---------------------------
                                                    Name: Harry W. Giltz, III
                                                    Title: President



                   [Signature pages to continue on next page]

                                            B SPACE MANSFIELD COMPANY, LLC,
                                            an Ohio limited liability company

                                            By:   /s/  Harry W. Giltz, III
                                                  -----------------------------
                                                  Name: Harry W. Giltz, III
                                                  Title: Member

                                            By:   /s/  Grant W. Giltz
                                                  -----------------------------
                                                  Name: Grant W. Giltz
                                                  Title: Member

                   [Signature pages to continue on next page]

                                                  SELLER INDEMNITORS:
                                                  /s/  Dan Giltz
                                                  -----------------------------
                                                  Dan Giltz

                                                  /s/  Harry W. Giltz II
                                                  -----------------------------
                                                  Harry W. Giltz II

                                                  /s/  Harry W. Giltz III
                                                  -----------------------------
                                                  Harry W. Giltz III

                                                  /s/  Grant Giltz
                                                  -----------------------------
                                                  Grant Giltz

                                                  /s/  Dave Thomas
                                                  -----------------------------
                                                  Dave Thomas


                             [Final signature page]

                                    Exhibit 1
                                    ---------

                                     SELLERS
                                     -------

1020 North Main Street Company, LLC
3160 Medina Road Company, LLC
23300 Lorain Road Company, LLC
Buffalo Broad Company, LLC
31 Davis Road Company, LLC
301 Oswego Company, LLC
One UBB, LLC
B Space Zanesville Company, LLC
One Clyde Company, LLC
One Geneseo Company, LLC
825 East Chestnut Company, LLC
Two Carrollton Company, LLC
County Road, Ltd., LLC
Canton-Yankee Associates, LLC
One Springboro Company, LLC
One Lodi Company, LLC
One Ontario Company, LLC
One Pickerington Company, LLC
One Polaris Company, LLC
One Powell Company, LLC
One Shelby Company, LLC
One Hudson Company, LLC
One Grove City Company, LLC
One Hilliard Company, LLC
One Mason Company, LLC
One Enon Company, LLC
One Westlake Company, LLC
One New Milford Company, LLC
1140 Portage Trail Company, LLC
One Westfield Company, LLC
3129 Lincoln Way Company, LLC

                                                         Exhibit 2
                                                         ---------

                                                 STABILIZED ASSUMABLE DEBT
                                                 -------------------------

-------------------------------------------------------------------------------------------------------------------------
              PROPERTY                           PROPERTY ADDRESS                               LENDER
-------------------------------------------------------------------------------------------------------------------------
1020 North Main St. Co. LLC         1020 N. Main Street                       40/86 Mortgage successor to Conseco
                                    Celina, Ohio  16701
-------------------------------------------------------------------------------------------------------------------------
31 Davis Rd Co. LLC                 31 Davis Road                             40/86 Mortgage successor to Conseco
                                    Bradford, PA 44622
-------------------------------------------------------------------------------------------------------------------------
Buffalo Broad Co. LLC               1407 Buffalo Road                         40/86 Mortgage successor to Conseco
                                    Erie, PA  16503
-------------------------------------------------------------------------------------------------------------------------
1140 Portage Trail Co. LLC          1140 Portage Trail                        First Union National Bank nka Wachovia
                                    Akron, Ohio  44313                        Securities
-------------------------------------------------------------------------------------------------------------------------
Two Carrollton Co. LLC              592 12th Street NW & 1244-1256            Firstar Bank nka U. S. Bank
                                    Canton Road
                                    Carrolton, OH 44615
-------------------------------------------------------------------------------------------------------------------------
B Space Zanesville Co LLC           1240 Maple Avenue                         General Electric Capital Business
                                    Zanesville, Ohio 47301                    Asset Funding Corporation
-------------------------------------------------------------------------------------------------------------------------
One Hudson Co. LLC                  5863 Darrow Road                          General Electric Capital Business
                                    Hudson, Ohio 44236                        Asset Funding Corporation
-------------------------------------------------------------------------------------------------------------------------
23300 Lorain Rd. Co. LLC            23250-23300 Lorain Road                   Key Bank Real Estate successor to
                                    North Olmsted, OH  44102                  National Realty Funding
-------------------------------------------------------------------------------------------------------------------------
825 East Chestnut Co. LLC           825 E. Chestnut Street                    Keybank NA
                                    Lancaster, PA 17602
-------------------------------------------------------------------------------------------------------------------------
3129 Lincoln Way Co. LLC            3129 Lincolnway East                      William Blair Insurance
                                    Massillon, Ohio  44646
-------------------------------------------------------------------------------------------------------------------------

                                    Exhibit 3
                                    ---------

                               STABILIZED PREMISES
                               -------------------

SELLER NAME                          PROPERTY ADDRESS
------------------------------------ -------------------------------------------
3160 Medina Road Company, LLC        3160-3190 Medina Road
                                     Medina, Ohio  44256
------------------------------------ -------------------------------------------
23300 Lorain Road Company, LLC       23250-23300 Lorain Road
                                     North Olmsted, OH 44102
------------------------------------ -------------------------------------------
One UBB, LLC                         1411 S. Arlington Road
                                     Akron, Ohio  44308
------------------------------------ -------------------------------------------
B Space Zanesville Company, LLC      1240 Maple Avenue
                                     Zanesville, Ohio 47301
------------------------------------ -------------------------------------------
One Clyde Company, LLC               1062-1076 McPherson HWY
                                     Clyde, OH 43410
------------------------------------ -------------------------------------------
1020 North Main Street Company, LLC  1020 N. Main Street
                                     Celina, Ohio 45822
------------------------------------ -------------------------------------------
Two Carrolton Company, LLC           592 12th Street NW & 1244-1256 Canton Road
                                     Carrolton, OH 44615
------------------------------------ -------------------------------------------
County Road, Ltd.                    3001-3015 N. Wooster Avenue
                                     Dover, OH 44622
------------------------------------ -------------------------------------------
One Lodi Company, LLC                661-663-4 Wooster Avenue
                                     Lodi, Ohio  44254
------------------------------------ -------------------------------------------
One Ontario Company, LLC             25-51 Briggs Drive
                                     Mansfield, Ohio 44906
------------------------------------ -------------------------------------------
One Pickerington Company, LLC        797-845 Hill Road North
                                     Pickerington, Ohio 43147
------------------------------------ -------------------------------------------
One Polaris Company, LLC             8909-8951 S. Old State Road
                                     Lewis Center, Ohio 43035
------------------------------------ -------------------------------------------
One Powell Company, LLC              9965-10011 Sawmill Parkway
                                     Powell, Ohio  43065
------------------------------------ -------------------------------------------
One Shelby Company, LLC              209-219 Mansfield Avenue
                                     Shelby, Ohio  44875
------------------------------------ -------------------------------------------
One Hudson Company, LLC              5863 Darrow Road
                                     Hudson, Ohio  44236
------------------------------------ -------------------------------------------
Canton-Yankee Associates, LLC        1501-1575 Lyons Road
                                     Centerville, Ohio 45458
------------------------------------ -------------------------------------------
1140 Portage Trail Company, LLC      1140 Portage Trail
                                     Akron, Ohio  44313
------------------------------------ -------------------------------------------
3129 Lincoln Way Company, LLC        3129 Lincolnway East
                                     Massillon, Ohio 44646
------------------------------------ -------------------------------------------
Buffalo Broad Company, LLC           1407 Buffalo Road
                                     Erie, PA  16503
------------------------------------ -------------------------------------------
31 Davis Road Company, LLC           31 Davis Road
                                     Bradford, PA 16701
------------------------------------ -------------------------------------------
825 East Chestnut Company, LLC       825 E. Chestnut Street
                                     Lancaster, PA 17602
------------------------------------ -------------------------------------------
301 Oswego Company, LLC              301 State Route 104
                                     Oswego, NY 13126
------------------------------------ -------------------------------------------
One Geneseo Company, LLC             4342-4364 Pondside Plaza
                                     Geneseo, NY  14454
------------------------------------ -------------------------------------------
One Westfield Company, LLC           117 E. Main Street
                                     Westfield, NY 14787
------------------------------------ -------------------------------------------
One New Milford Company, LLC         116 Danbury Road, Suites 1-11
                                     New Milford, CT 06776
------------------------------------ -------------------------------------------

                                    Exhibit 4
                                    ---------

                          REVISED RENT ROLL (Exhibit K)
                          -----------------------------

                                                         Exhibit 5
                                                         ---------

                       STABILIZED/SLEEPYS HOLDBACK SCHEDULE (CONSTRUCTION IN PROGRESS) (Exhibit L-1)
                       -----------------------------------------------------------------------------

                                                        STABILIZED
                                                        ----------

                                                                                                   ESTIMATED MONTHLY
SHOPPING CENTER LOCATION  TENANT                    HOLDBACK AMOUNT         MONTLY BASE RENT       RECOVERIES
------------------------- ------------------------- ----------------------- ---------------------- ----------------------
OHIO
Powell, OH                $1.50 Cleaners            $331,833                $2,380                 $425

NEW YORK
Geneseo, NY               Movie Gallery             $551,980                $3,813                 $867

CONNECTICUT
New Milford, CT           Olympia Sports Center     $699,242                $5,010                 $771

                                                          SLEEPYS
                                                          -------

                                                                                                   ESTIMATED MONTHLY
SHOPPING CENTER LOCATION  TENANT                    HOLDBACK AMOUNT         MONTLY BASE RENT       RECOVERIES
------------------------- ------------------------- ----------------------- ---------------------- ----------------------
Sleepy's Inc.             Sleepy's Inc.             $1,351,000              $9,333                 $1,458



                                               Exhibit 6
                                               ---------

                        STABILIZED CREDIT (TENANTS IN POSSESSION) (Exhibit L-2)
                        -------------------------------------------------------

OUTSTANDING FREE RENT PERIODS

Shopping Center                                                         Monthly Base
Location                Tenant                  Rent Commencement       Rent(1)        Per Diem
----------------------- ----------------------- ----------------------- -------------- ---------------

Clyde, OH               Movie Gallery           December 28, 2005       $3,666.67      $120.55

Lodi, OH                Movie Gallery           June 3, 2005            $3,300.00      $108.49

Mansfield, OH           Hot Shots Billiards     June 15, 2005           $5,160.75      $169.67

Pickerington, OH        Touch of Mom            September 3, 2005       $3,439.58      $113.08

                        Pizzeria, NY Co.        March 26, 2005          $3,188.25      $104.82

                        Grateful Bread          July 9, 2005            $2,053.33      $67.50

                        Beef O'Brady            February 21, 2006       $3,960.00      $130.19

                        ATA Karate              September 27, 2005      $3,960.00      $130.19

                        Asian Paradise          March 1, 2005           $1,980.00      $65.10

                        NovaCare                June 12, 2005           $2,236.67      $73.53

Powell, OH              Photo Internet Cafe     April 27, 2005          $3,726.67      $122.52

Shelby, OH              Movie Gallery           February 18, 2005       $3,833.33      $126.03

New Milford, CT         Kabloom's               February 1, 2005        $2,250.00      $73.97

                        Sherwin Williams        May 22, 2005            $4,833.33      $158.90

Geneseo, NY             Rent-A-Center East,     September 1, 2006       $3,333.33(2)   TBD(2)
                        Inc.

----------
1 To the extent monthly basic rent does not include recoveries, this exhibit will be updated at closing to reflect such recoveries.

2 Pursuant to that certain letter agreement dated February 23, 2005 between One Geneseo Company LLC and Rent-A-Center East, Inc., tenant improvement allowance of $56,000 is being reimbursed to Rent-A-Center East, Inc. in the form of a rent abatement (see attached amortization schedule). Credit to CSCP on account of said rent abatement will be calculated separately on interest and principal portions of monthly payment amount. If One Geneseo Company LLC exercises its right to prepay the outstanding amount of such tenant improvement allowance, and such tenant improvement allowance is paid in full as of the Closing Date, there will be no adjustment on account of the rent abatement.

                           Amortization Schedule for Rent-A-Center Rent Abatement

Pmt No.  Date           Pmt           Interest    Princ        Balance                     Annual
                                                               56,000.00     Interest rate            6.50%
  1       4/1/2005      3,333.33      303.33      3,030.00     52,970.00     Original Amt         56,000.00
  2       5/1/2005      3,333.33      286.92      3,046.41     49,923.59     Term
  3       6/1/2005      3,333.33      270.42      3,062.91     46,860.68     Payment              -3,333.33
  4       7/1/2005      3,333.33      253.83      3,079.50     43,781.18
  5       8/1/2005      3,333.33      237.15      3,096.18     40,685.00
  6       9/1/2005      3,333.33      220.38      3,112.95     37,572.05
  7      10/1/2005      3,333.33      203.52      3,129.81     34,442.23
  8      11/1/2005      3,333.33      186.56      3,146.77     31,295.46
  9      12/1/2005      3,333.33      169.52      3,163.81     28,131.65
 10       1/1/2006      3,333.33      152.38      3,180.95     24,950.70
 11       2/1/2006      3,333.33      135.15      3,198.18     21,752.52
 12       3/1/2006      3,333.33      117.83      3,215.50     18,537.02
 13       4/1/2006      3,333.33      100.41      3,232.92     15,304.10
 14       5/1/2006      3,333.33       82.90      3,250.43     12,053.66
 15       6/1/2006      3,333.33       65.29      3,268.04      8,785.62
 16       7/1/2006      3,333.33       47.59      3,285.74      5,499.88
 17       8/1/2006      3,333.33       29.79      3,303.54      2,196.34
 18       9/1/2006      3,333.33       11.90      2,196.34          0.00


                                    3,333.33    Rent
                                       11.90    Interest
                                    2,196.34    Princ
                                ------------
Rent Due for September, 2006        1,125.09


OUTSTANDING TENANT ALLOWANCES
------------------------------------------------------------------------------------------------------------------
PROPERTY               TENANT ALLOWANCE                  WHEN DUE      HOLDBACK  PAY AT CLOSING          AMOUNT
------------------------------------------------------------------------------------------------------------------
New Milford Co.        TA-Kabloom's                       Closing                       $25,000         $25,000
------------------------------------------------------------------------------------------------------------------
One Shelby Co.         TA-Movie Gallery                   Closing                       $20,000         $20,000
------------------------------------------------------------------------------------------------------------------
                                              Being reimbursed
                                              to tenant in the
                                              form of a rent
One Geneseo Co.        TA-Rent-A-Center       abatement.                                  $TBD(2)          $TBD(2)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                           TOTALS                          $TBD            $TBD
------------------------------------------------------------------------------------------------------------------


Does not include ongoing Tenant Improvements set forth on Exhibit L-1
------------------------------------------------------------------------------------------------------------------

                                                       Exhibit 7
                                                       ---------

                                                       Exhibit B
                                                       ---------

---------------------------------------- -------------------------------------- --------------------------------------
              CITY STATE                              OWNER NAME                            ANCHOR TENANT
              ----------                              ----------                            -------------
---------------------------------------- -------------------------------------- --------------------------------------
             Strasburg, OH                      One Strasburg Co., LLC               Dollar General/Antique Shop

---------------------------------------- -------------------------------------- --------------------------------------
              Canton, OH                       2976 Market Ave. Co., LLC              CVS/Women's Fitness (FS)

---------------------------------------- -------------------------------------- --------------------------------------
               Akron, OH                       970 Copley Road Co., LLC                   CVS/Family Dollar

---------------------------------------- -------------------------------------- --------------------------------------
               Kent, OH                       1830 East Main St. Co., LLC                 Gabriel Brothers

---------------------------------------- -------------------------------------- --------------------------------------

                                    Exhibit 8
                                    ---------

         TENANTS IN COMPLETED PREMISES FROM WHOM ESTOPPELS ARE REQUIRED
         --------------------------------------------------------------
                                 (Exhibit HH-1)
                                 --------------


All Premises in which the following Tenants Occupy Space(3)
-----------------------------------------------------------
CVS
Family Dollar Stores
First Merit Bank
Discount Drug Mart
Dollar General
Dover-Phila Federal Credit Union
Hollywood Entertainment
McDonalds Corp.
Movie Gallery (for all Premises other than 4342-4364 Pondside Plaza,
  Geneseo, NY)
NovaCare
Regis Corp.
Rent-A-Center
Rite Aid
Sam Levin Furniture
Sherwin Williams Co.
Staples
TJX Companies
Waffle House

One Polaris Company, LLC
------------------------
Animal Hospital of Polaris, LLC
Frank Le
John Szeto dba Hunan Restaurant
Young T. Song
Cobb Enterprises
From the Vine

One Lodi Company, LLC
---------------------
Pay America, LLC

One Ontario Company, LLC
------------------------
Frank & Brenda Potter dba Hot Shots

One Powell Company, LLC
-----------------------
Nancy McCorkle
Photo Internet Cafe Studio

One Pickerington Company, LLC
-----------------------------
Touch of Mom*
Ellsworth-McKenzie, Inc. (Curves)*
Grateful Bread, LLC (Great Harvest Bread Co.)
Mira Bella, LLC
Scott Phengchomphet & Souksavanh Phengchomphet*
Pizzeria, NY Co.

County Road, Ltd.
-----------------
David and Tonya DeTorio, dba Sunless Rays
Al & Donna Fidelholtz
Edward D. Jones & Co.
MI-DE, Inc. (Grinders & Such)

----------
3 Certificates must be dated no more than 45 days prior to the Stabilized Closing Date.

                                    Exhibit 9
                                    ---------

              TENANTS IN PREMISES UNDER CONSTRUCTION (Exhibit HH-3)
              -----------------------------------------------------

Movie Gallery (for Premises at 4342-4364 Pondside Plaza, Geneseo, NY) Olympia Sports
Sleepy's
S.S. Chianis II, Ltd. d/b/a $1.50 Cleaners

                                   Exhibit 10
                                   ----------

                     TENANTS IN PREMISES UNDER CONSTRUCTION
                     --------------------------------------
                FROM WHOM ESTOPPELS ARE REQUIRED (Exhibit HH-4)3
                ------------------------------------------------

Movie Gallery (for Premises at 4342-4364 Pondside Plaza, Geneseo, NY) Olympia Sports
Sleepy's

                                   Exhibit 11
                                   ----------

                     SELLERS' CERTIFICATE (Exhibit HH-5)(4)
                     --------------------------------------

         Reference is hereby made to that certain Contribution and Sale Agreement, dated as of February 3, 2005 (as the same has been amended, the "Agreement"), by and among various affiliates of Giltz & Associates, Inc. and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P. ("CSCP").

         [If Required Tenant Estoppel Certificate is not received from Touch of Mom, a Tenant of the property located at 797-845 Hill Road North, Pickerington, Ohio 43147:]

         One Pickerington Co. LLC hereby certifies to CSCP and its nominees and designees under the Agreement that (i) the commencement of the initial Lease term of that certain Lease between ___________ and _______________ ("Touch of Mom") dated ____________ (the "Touch of Mom Lease") was _________________, (ii)
Touch of Mom commenced paying rent on ______________________, and (iii) the security deposited with One Pickerington Co. LLC under the Touch of Mom Lease is $__________.

         [If Required Tenant Estoppel Certificate is not received from Ellsworth McKenzie, Inc. (Curves), a Tenant of the property located at 797-845 Hill Road North, Pickerington, Ohio 43147:]

         One Pickerington Co. LLC hereby certifies to CSCP and its nominees and designees under the Agreement that (i) the commencement of the initial Lease term of that certain Lease between ___________ and _______________ ("Ellsworth McKenzie") dated ____________ was _________________, and (ii) Ellsworth McKenzie commenced paying rent on ______________________.

         [If Required Tenant Estoppel Certificate is not received from Scott Phengchompehet & Souksavanh Phengchompet, a Tenant of the property located at 797-845 Hill Road North, Pickerington, Ohio 43147:]

         One Pickerington Co. LLC hereby certifies to CSCP and its nominees and designees under the Agreement that (i) the commencement of the initial Lease term of that certain Lease between ___________ and _______________ ("Phengchompehet") dated ____________ was _________________, and (ii)
Phengchompehet commenced paying rent on ______________________.


----------
4 If there is more than one Seller that must deliver a certificate, separate certificates will be created for each Seller.



                            [Signature Page Follows]

Date: ________ ___, 2005



                                                    [APPLICABLE SELLER]

                                   Exhibit 12
                                   ----------

                                  Exhibit II-3
                                  ------------

SECTION 1.  SPECIAL ASSESSMENTS AND CHARGES TO BE PAID AT CLOSING
            -----------------------------------------------------

One Polaris Company, LLC
------------------------
     *(a)  Deferred Payment of Sewer Connection Fee
             -  Delaware County Sanitary Engineer
             -  Account Number DMP8951
             -  $31,152.00

One Powell Company, LLC
-----------------------
     *(a)  Deferred Payment of Sewer Connection Fee
             -  Delaware County Sanitary Engineer
             -  Account Number SD0MART
             -  $58,965.87

One New Milford Company, LLC
----------------------------
     *(a)  Deferred Payment of Sewer Connection Fee
             -  New Milford Sewer Commission
             -  Certificate of Lien Vol. 731 Pg. 839
             - $67,449.05 payable in nine (9) equal annual installments of $7,494.34 plus interest at 6.6% commencing October 15, 2002.

One Mason Company, LLC
----------------------
     *(a)  CAUV Agricultural Recoupment
             -  CAUV for tax year 2004 and payable in 2005.
             -  $44,858.28

SECTION 2.  SPECIAL ASSESSMENTS AND CHARGES TO BE ASSUMED AT CLOSING
            --------------------------------------------------------

One Grove City Company, LLC
---------------------------
      (a)  Sidewalk Assessment
             -  Assessment for 1st and 2nd half 2003 paid
             -  $166.41 per half

One Springboro Company, LLC
---------------------------
      (a)  New Albany Community District Assessment
             -  Assessment for 1st and 2nd half 2003 paid
             -  $1,444.03 per half

Canton-Yankee Associates, LLC
-----------------------------
      (a)  APC Fee Assessment
             - Installment of Special Assessment of Incinerator/Air Pollution Contract.
             -  $982.80 per half
      (b)  Aquifer Preservation Assessment
             - Annual Non Pre-Payable Assessment for Miami Conservancy District/Aquifer Preservation Subdivision
             -  $21.05 annual amount

One New Milford Company, LLC
----------------------------
     *(a)  Sewer Benefit Installment
             -  New Milford Sewer Commission
             -  Vol. 540 Pg. 502
             - $11,059.00 payable in twenty (20) equal annual installments of $522.95 plus 3.5% interest commencing June 1, 1996 and continuing until June 1, 2015.
     *(b)  Sewer Benefit Installment
             -  New Milford Sewer Commission
             -  Vol. 540 Pg. 514
             - $17,541.00 payable in twenty (20) equal annual installments of $877.05 plus 3.5% interest commencing June 1, 1996 and continuing until June 1, 2015.
     *(c)  First Supplemental Sewer Benefit Assessment
             -  New Milford Sewer Commission
             -  Vol. 777 Pg. 611
             - $36,712.20 payable in annual installments of $3,059.35 together with accrued interest commencing June 1, 2004 and continuing until June 1, 2015

One UBB, LLC
------------
      (a)  Notice of Special Assessment
             -  Resurfacing assessment
             -  Resolution No. 107-2005 adopted February 28, 2005
             -  Estimated cost (based on linear feet) $1,332.42

                                   Exhibit 13
                                   ----------

                                   Exhibit JJ
                                   ----------

---------------------------------------------------- ---------------------------
         Property Name                                      Vacant SF*
         -------------                                      ----------
---------------------------------------------------- ---------------------------
1062-1076 McPherson HWY                                       2,000 sf
Clyde, OH 43410

---------------------------------------------------- ---------------------------
1062-1076 McPherson HWY                                       2,000 sf
Clyde, OH 43410

---------------------------------------------------- ---------------------------
1062-1076 McPherson HWY                                       2,000 sf
Clyde, OH 43410

---------------------------------------------------- ---------------------------
116 Danbury Road, Suites 1-11                                 6,400 sf
New Milford, CT  06776

---------------------------------------------------- ---------------------------
116 Danbury Road, Suites 1-11                                 1,400 sf
New Milford, CT  06776

---------------------------------------------------- ---------------------------
116 Danbury Road, Suites 1-11                                 1,600 sf
New Milford, CT  06776

---------------------------------------------------- ---------------------------
116 Danbury Road, Suites 1-11                                 1,200 sf
New Milford, CT  06776

---------------------------------------------------- ---------------------------
25-51 Briggs Drive                                            2,000 sf
Mansfield, Ohio 44906

---------------------------------------------------- ---------------------------
9965-10011 Sawmill Parkway                                    1,680 sf
Powell, OH  43065

---------------------------------------------------- ---------------------------
1501-1575 Lyons Road                                         10,046 sf
Centerville, OH  45458

---------------------------------------------------- ---------------------------
1501-1575 Lyons Road                                          1,861 sf
Centerville, OH  45458

---------------------------------------------------- ---------------------------
1501-1575 Lyons Road                                          1,804 sf
Centerville, OH  45458

---------------------------------------------------- ---------------------------

----------
* See attached plans depicting location of vacancies.

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                                [GRAPHIC OMITTED]

                                   Exhibit 14
                                   ----------

         FORM OF ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (Exhibit SS)
         --------------------------------------------------------------


         THIS GROUND LEASE ASSIGNMENT AND ASSUMPTION (this "Assignment and Assumption") is executed as of the ____ day of __________, 2005 by and between COUNTY ROAD, LTD. LLC, an Ohio limited liability company having an office at 4835 Munson Street N.W., Canton, Ohio 44718 ("Assignor") and CEDAR-DOVER PLAZA LLC, a Delaware limited liability company, having an office at 44 South Bayles Avenue, Port Washington, New York 11050 ("Assignee").

         WHEREAS, Assignor desires to transfer and assign to Assignee, and Assignee desires to assume as provided herein, all of Assignor's right, title and interest in and to that certain Ground Lease dated October 15, 2001 between Dover Land Development Corp., as landlord, and Assignor, as tenant, (the "Ground Lease"), a copy of which is annexed hereto as EXHIBIT A and made a part hereof.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Assignor hereby transfers and assigns to Assignee all right, title and interest of Assignor in and to the Ground Lease.

         2. Assignee hereby assumes all of Assignor's obligations and liabilities under the Ground Lease arising from and after the date hereof.

         3. This Assignment and Assumption may be executed in any number of counterparts, each of which may be executed by any one or more of the parties hereto, but all of which shall constitute one and the same instrument, and shall be binding and effective when all parties hereto have executed and delivered at least one counterpart.

         4. Assignee shall be liable for and Assignee hereby indemnifies and holds harmless Assignor from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys' fees and disbursements) and charges Assignor may incur or suffer as a result of or which arises (directly or indirectly) out of the breach by Assignee of Assignee's obligations arising or accruing under the Ground Lease from and after the date hereof.

         5. Assignor shall be liable for and Assignor hereby indemnifies and holds harmless Assignee from and against all claims, losses, damages, liabilities, costs, expenses (including reasonable attorneys' fees and disbursements) and charges Assignee may incur or suffer as a result of or which arises (directly or indirectly) out of the breach by Assignor of Assignor's obligations arising or accruing under the Ground Lease prior to the date hereof.

         6. The terms and provisions of this Assignment and Assumption shall be binding upon and inure to the benefit of the respective parties hereto, and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first written above.

                                       ASSIGNOR:

                                       COUNTY ROAD, LTD. LLC,
                                       an Ohio limited liability company

                                       By:
                                                -------------------------------

                                                Name:
                                                Title:


                                       ASSIGNEE:

                                       CEDAR-DOVER PLAZA LLC,
                                       a Delaware limited liability company

                                       By:
                                                -------------------------------
                                                Name:
                                                Title:

                                    Exhibit A
                                    ---------
                                  Ground Lease
                                  ------------

                                   Exhibit 15
                                   ----------

           FORM OF ESTOPPEL CERTIFICATE FOR TENANTS WHOSE PREMISES ARE
           -----------------------------------------------------------
                         UNDER CONSTRUCTION (Exhibit TT)
                         -------------------------------



Re:      Lease dated __________________ between ______________________________
         __________________________, as Landlord and _________________________
         __________________________, as Tenant, for Premises (the "Premises")
         known as Store No. ______ located at ______________ Shopping Center (the "Property").

         The undersigned Tenant under the Lease certifies to Cedar Shopping Centers Partnership, L.P. ("Cedar"), its designee or nominee under that certain Contribution and Sale Agreement between the sellers shown on Exhibit A attached thereto and Cedar, dated ______ __, 2005 (the "Contribution and Sale Agreement"), and any lender having a security interest in the Property, and their respective successors and assigns, the following as of this date:

         1. A true and correct copy of the Lease is attached hereto as Exhibit
A. The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Premises and has not been amended, modified or supplemented except as follows: __________________________________________________ [IF NONE,
SO STATE].

         2. A guaranty agreement from __________________________________________
dated _______________ [IF NONE, SO STATE] has been delivered to Landlord, and has not been amended, modified or supplemented.

         3. The Lease and guaranty (if any) are valid and in full force and effect, neither Tenant nor the guarantor of the Lease (if any) has any credit, offset or claim against Tenant's duty to perform its monetary and other obligations under the Lease, whether by reason of Landlord's acts or omissions or otherwise, and no default exists under the Lease on the part of either Landlord or Tenant.

         4. (a) The initial Lease term will commence on _________________, and Tenant will commence paying rent on ______________________.

             (b)  The expiration date of the initial Lease term will be
                  _________________.

             (c) Tenant has not yet accepted possession of the Premises and is not yet in occupancy but hereby confirms that Tenant will take possession and commence occupancy in accordance with the terms of the Lease.

             (d) Tenant has not assigned or sublet its interest in the Lease or any portion of the Premises.

             (e) The options on the part of Tenant to extend or renew the Lease term are: __________ options for _________ years each.

             (f) The monthly base rent which will be payable under the Lease commencing on _____________ is $__________. The monthly payments on account of common area maintenance charges, real estate taxes, insurance, additional rent and other sums which will be payable by Tenant commencing on _____________ in addition to base rent are $____________, in the aggregate.

         5. Tenant has no option, first refusal or first offer right, or other right to purchase the Premises or Property or lease additional space in the Property or any part thereof, except as follows:
_________________________________ [IF NONE, SO STATE]. Tenant hereby waives any such option or right as it relates to the proposed purchase of the Property by [INSERT NAME].

         6. The security deposited with Landlord under the Lease is $__________ [IF NONE, SO STATE].

         7. All base rent, common area maintenance charges, real estate taxes, insurance, additional rent and other sums payable by Tenant under the Lease and charged to Tenant as of the date hereof, if any, have been fully paid in accordance with the provisions of the Lease through the date of this Certificate.

         8. Tenant has not been granted any free rent or any rent or other cash allowances, concessions or abatements which have yet to accrue or which have accrued but remain outstanding, except as follows:
_______________________________________ [IF NONE, SO STATE].

         9. All work required to be performed by Landlord pursuant to the Lease prior to the date hereof was completed to Tenant's satisfaction. All work currently being performed by Landlord pursuant to the Lease is being performed in accordance with the terms of the Lease.

         10. $______________ of the tenant improvement allowance required to be provided by Landlord to Tenant pursuant to the terms of the Lease has been paid by the Landlord to the Tenant and $______________ of said tenant improvement allowance remains to be paid to the Tenant pursuant to the terms of the Lease [IF NONE, SO STATE].

         11. No installment of base rent has been paid more than one (1) month in advance and no other charges under the Lease have been paid in amounts greater than what is now due thereunder.

         12. There are no actions, voluntary or otherwise, pending against Tenant under any bankruptcy, reorganization, arrangement, insolvency or similar federal or state laws.

         13. The person executing this certification is duly authorized to execute the same on behalf of the Tenant and the certificate shall be binding on the Tenant, its (their) heirs, successors and assigns.

         This Certificate is given with the knowledge that it will be relied on by Cedar, its designee or nominee under the Contribution and Sale Agreement, and any lender having a security interest in the Property, and their respective successors and assigns.



Dated: ________________, 2005                   Tenant: _______________________


                                                By:  __________________________
                                                Its: __________________________

                                    Exhibit A
                                    ---------
                                      Lease
                                      -----

                                  Exhibit 16-1
                                  ------------

              ESTOPPEL CERTIFICATE - CENTERVILLE EASEMENT AGREEMENT
              -----------------------------------------------------
                                 (Exhibit UU-1)
                                 --------------

March ___, 2005

Cedar-Centerville Plaza LLC
c/o Cedar Shopping Centers Partnership, L.P.
44 South Bayles Avenue
Port Washington, NY 11050

KeyBank National Association
911 Main Street, Suite 1500
Kansas City, MO  64105

Commonwealth Land Title Insurance Company/
LandAmerica Financial Group, Inc.
921 Eastwind Drive, Suite 133
Westerville, Ohio 43081

         Re: Easement Agreement Dated August 23, 1999 by and between Canton-Yankee Associates, LLC, and Ralph G. Woodley, Trustee et al, of Record at DMF 99-581 of the Records of Montgomery County, Ohio (the "Declaration")

Ladies and Gentlemen:

         At the request of Cedar-Centerville Plaza, LLC ("Purchaser") and Canton-Yankee Associates, LLC, ("Current Owner"), the undersigned hereby certifies with respect to Lot 10, Yankee Station, Section 8 and Lot 14, Yankee Station, Section 11, located on the northeast corner of the intersection of Lyons Road and Yankee Street in the Township of Washington, County of Montgomery, State of Ohio, and also known as Parcels 067-217-13-002 and 067-217-13-001 of said County (the "Property"), recognizing that the information contained herein will be relied on by the parties hereby addressed and by lenders who will from time to time hold various security interests in the Property, and all of their respective successors and assigns (capitalized terms used but not defined herein shall have the meanings ascribed to them in the Declaration):

         1. The Declaration is in full force and effect and has not been amended, modified, supplemented or superseded; and no other agreement exists between the undersigned and Current Owner with respect to the Property.

         2. The undersigned is not in default under the Declaration and there exist no defaults on the part of Current Owner (or any prior owner of the Property) under the Declaration, nor has any event occurred which, with the passage of time or the giving of notice or both, would constitute a default under the Declaration by Current Owner (or any prior owner of the Property) or the undersigned, nor has Current Owner (or any prior owner of the Property) or the undersigned suffered or permitted the occurrence of any such event. There is no defense, offset, claim or counterclaim by or in favor of the undersigned against Current Owner (or any prior owner of the Property) under the Declaration or against the obligations of the undersigned under the Declaration. The undersigned has no actual knowledge of any claim by others against Current Owner (or any prior owner of the Property) relating to the Property or its use by any other party.

         3. All sums required to be paid by Current Owner (or any prior owner of the Property) pursuant to the Declaration have been paid through _____N/A________.

         4. All improvements currently made to or erected upon the Property, and all improvements currently under construction on the Property (the "Improvements"), fully comply with the applicable provisions of the Declaration. No notice of noncompliance has been issued with respect to the Improvements nor does there exist any condition with respect to the Improvements which would give rise to the issuance of a notice of noncompliance with respect to the Improvements.

                                       Very truly yours,


                                       By:
                                             ----------------------------------
                                             Name: Ralph G. Woodley, Trustee


                                       By:
                                             ----------------------------------
                                             Name Gerald M. Woodley


                                       By:
                                             ----------------------------------
                                             Name Jennifer S. Santurbane


                                       By:
                                             ----------------------------------
                                             Name: Earnest V. Santurbane

                                       WOODBRIAR, INC.


                                       By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                  Exhibit 16-2
                                  ------------

 ESTOPPEL CERTIFICATE - CENTERVILLE STORM WATER AND DETENTION EASEMENT AGREEMENT
 -------------------------------------------------------------------------------
                                 (Exhibit UU-2)
                                 --------------

March  ___, 2005

Cedar-Centerville Plaza LLC
c/o Cedar Shopping Centers Partnership, L.P.
44 South Bayles Avenue
Port Washington, NY 11050

KeyBank National Association
911 Main Street, Suite 1500
Kansas City, MO  64105

Commonwealth Land Title Insurance Company/
LandAmerica Financial Group, Inc.
921 Eastwind Drive, Suite 133
Westerville, Ohio 43081

         Re: Storm Water Drainage and Detention Easement Agreement Dated October 10, 2001 by and between Canton-Yankee Associates, LLC, and Ralph G. Woodley, Trustee et al, of Record at DMF 01-724 of the Records of Montgomery County, Ohio (the "Declaration")

Ladies and Gentlemen:

         At the request of Cedar-Centerville Plaza, LLC ("Purchaser") and Canton-Yankee Associates, LLC, ("Current Owner"), the undersigned hereby certifies with respect to Lot 10, Yankee Station, Section 8 and Lot 14, Yankee Station, Section 11, located on the northeast corner of the intersection of Lyons Road and Yankee Street in the Township of Washington, County of Montgomery, State of Ohio, and also known as Parcels 067-217-13-002 and 067-217-13-001 of said County (the "Property"), recognizing that the information contained herein will be relied on by the parties hereby addressed and by lenders who will from time to time hold various security interests in the Property, and all of their respective successors and assigns (capitalized terms used but not defined herein shall have the meanings ascribed to them in the Declaration):

         1. The Declaration is in full force and effect and has not been amended, modified, supplemented or superseded; and no other agreement exists between the undersigned and Current Owner with respect to the Property.

         2. The undersigned is not in default under the Declaration and there exist no defaults on the part of Current Owner (or any prior owner of the Property) under the Declaration, nor has any event occurred which, with the passage of time or the giving of notice or both, would constitute a default under the Declaration by Current Owner (or any prior owner of the Property) or the undersigned, nor has Current Owner (or any prior owner of the Property) or the undersigned suffered or permitted the occurrence of any such event. There is no defense, offset, claim or counterclaim by or in favor of the undersigned against Current Owner (or any prior owner of the Property) under the Declaration or against the obligations of the undersigned under the Declaration. The undersigned has no actual knowledge of any claim by others against Current Owner (or any prior owner of the Property) relating to the Property or its use by any other party.

         3. All sums required to be paid by Current Owner (or any prior owner of the Property) pursuant to the Declaration have been paid through _____N/A________.

         4. All improvements currently made to or erected upon the Property, and all improvements currently under construction on the Property (the "Improvements"), fully comply with the applicable provisions of the Declaration. No notice of noncompliance has been issued with respect to the Improvements nor does there exist any condition with respect to the Improvements which would give rise to the issuance of a notice of noncompliance with respect to the Improvements.

                                        Very truly yours,


                                        By:
                                             ----------------------------------
                                             Name: Ralph G. Woodley, Trustee


                                        By:
                                             ----------------------------------
                                             Name: Gerald M. Woodley


                                        By:
                                             ----------------------------------
                                             Name: Jennifer S. Santurbane


                                        By:
                                             ----------------------------------
                                             Name: Earnest V. Santurbane

                                        WOODBRIAR, INC.


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                  Exhibit 16-3
                                  ------------

         ESTOPPEL CERTIFICATE - DAVIS ROAD RECIPROCAL EASEMENT AGREEMENT
         ---------------------------------------------------------------
                                 (Exhibit UU-3)
                                 --------------

March  ___, 2005

Cedar-Davis Road LLC
c/o Cedar Shopping Centers Partnership, L.P.
44 South Bayles Avenue
Port Washington, NY 11050

Conseco Mortgage Capital, Inc.
NationsBank Center
701 South Taylor Street, Suite 400
Amarillo, TX 79101

Commonwealth Land Title Insurance Company/
LandAmerica Financial Group, Inc.
921 Eastwind Drive, Suite 133
Westerville, Ohio 43081

         Re: Reciprocal Easement Agreement by and between Giltz & Associates, Inc. an Ohio corporation and Pure Tech, Inc., a Pennsylvania corporation, dated as of March 31, 1997 and recorded April 25, 1997 in Record Book Volume 236, Page 765, of McKean County, Pennsylvania (the "REA")

Ladies and Gentlemen:

         At the request of Cedar-Davis Road LLC ("Purchaser") and 31 Davis Road Company, LLC ("Current Owner"), the undersigned hereby certifies with respect to 31 Davis Street, Bradford, PA (the "Property"), recognizing that the information contained herein will be relied on by the parties hereby addressed and by lenders who will from time to time hold various security interests in the Property, and all of their respective successors and assigns (capitalized terms used but not defined herein shall have the meanings ascribed to them in the
REA):

         1. The REA is in full force and effect and has not been amended, modified, supplemented or superseded; and no other agreement exists between the undersigned and Current Owner with respect to the Property.

         2. The undersigned is not in default under the REA and there exist no defaults on the part of Current Owner (or any prior owner of the Property) under the REA, nor has any event occurred which, with the passage of time or the giving of notice or both, would constitute a default under the REA by Current Owner (or any prior owner of the Property) or the undersigned, nor has Current Owner (or any prior owner of the Property) or the undersigned suffered or permitted the occurrence of any such event. There is no defense, offset, claim or counterclaim by or in favor of the undersigned against Current Owner (or any prior owner of the Property) under the REA or against the obligations of the undersigned under the REA. The undersigned has no actual knowledge of any claim by others against Current Owner (or any prior owner of the Property) relating to the Property or its use by any other party.

         3. All sums required to be paid by Current Owner (or any prior owner of the Property) pursuant to the REA have been paid through n/a.

         4. All improvements currently made to or erected upon the Property (the "Improvements") fully comply with the applicable provisions of the REA. No notice of noncompliance has been issued with respect to the Improvements nor does there exist any condition with respect to the Improvements which would give rise to the issuance of a notice of noncompliance with respect to the Improvements.

                                        Very truly yours,


                                        Pure Tech, Inc.


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                  Exhibit 16-4
                                  ------------

      ESTOPPEL CERTIFICATE - MCCORMICK PLACE RECIPROCAL EASEMENT AGREEMENT
      --------------------------------------------------------------------
                                 (Exhibit UU-4)
                                 --------------

March  ___, 2005

Cedar-McCormick Place LLC
c/o Cedar Shopping Centers Partnership, L.P.
44 South Bayles Avenue
Port Washington, NY 11050

National Realty Funding L.C.
911 Main Street, Suite 1400
Kansas City, Missouri 64105

Commonwealth Land Title Insurance Company/
LandAmerica Financial Group, Inc.
921 Eastwind Drive, Suite 133
Westerville, Ohio 43081

         Re: Reciprocal Easement Agreement by and between Fairpark Company, Ltd. and Crossbar Realty Company, filed for record December 29, 1995, in Volume 95-11180, Page 45, of the Cuyahoga County, Ohio Records and Amendment to Reciprocal Easement Agreement filed for record August 26, 1996, in Volume 96-08342, Page 57, of the Cuyahoga County, Ohio Records (collectively, the "REA")

Ladies and Gentlemen:

         At the request of Cedar-McCormick Place ("Purchaser") and 23300 Lorain Road Company, LLC ("Current Owner"), the undersigned hereby certifies with respect to 23300 Lorain Road, North Olmstead, OH (the "Property"), recognizing that the information contained herein will be relied on by the parties hereby addressed and by lenders who will from time to time hold various security interests in the Property, and all of their respective successors and assigns (capitalized terms used but not defined herein shall have the meanings ascribed to them in the REA):

         1. The REA is in full force and effect and has not been amended, modified, supplemented or superseded; and no other agreement exists between the undersigned and Current Owner with respect to the Property.

         2. The undersigned is not in default under the REA and there exist no defaults on the part of Current Owner (or any prior owner of the Property) under the REA, nor has any event occurred which, with the passage of time or the giving of notice or both, would constitute a default under the REA by Current Owner (or any prior owner of the Property) or the undersigned, nor has Current Owner (or any prior owner of the Property) or the undersigned suffered or permitted the occurrence of any such event. There is no defense, offset, claim or counterclaim by or in favor of the undersigned against Current Owner (or any prior owner of the Property) under the REA or against the obligations of the undersigned under the REA. The undersigned has no actual knowledge of any claim by others against Current Owner (or any prior owner of the Property) relating to the Property or its use by any other party.

         3. All sums required to be paid by Current Owner (or any prior owner of the Property) pursuant to the REA have been paid through n/a.

         4. All improvements currently made to or erected upon the Property (the "Improvements") fully comply with the applicable provisions of the REA. No notice of noncompliance has been issued with respect to the Improvements nor does there exist any condition with respect to the Improvements which would give rise to the issuance of a notice of noncompliance with respect to the Improvements.

                                        Very truly yours,


                                        Fairpark Company, Ltd.


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                  Exhibit 16-5
                                  ------------

           ESTOPPEL CERTIFICATE - MCCORMICK PLACE PARTY WALL AGREEMENT
           -----------------------------------------------------------
                                 (Exhibit UU-5)
                                 --------------

March  ___, 2005

Cedar-McCormick Place LLC
c/o Cedar Shopping Centers Partnership, L.P.
44 South Bayles Avenue
Port Washington, NY 11050

National Realty Funding L.C.
911 Main Street, Suite 1400
Kansas City, Missouri 64105

Commonwealth Land Title Insurance Company/
LandAmerica Financial Group, Inc.
921 Eastwind Drive, Suite 133
Westerville, Ohio 43081

         Re: Party Wall Agreement by and between Crossbar Realty Company and Fairpark Company, Ltd., filed for record August 30, 1996, in Volume 96-08621, Page 25, of the Cuyahoga County, Ohio Records (the "Party Wall Agreement")

Ladies and Gentlemen:

         At the request of Cedar-McCormick Place ("Purchaser") and 23300 Lorain Road Company, LLC ("Current Owner"), the undersigned hereby certifies with respect to 23300 Lorain Road, North Olmstead, OH (the "Property"), recognizing that the information contained herein will be relied on by the parties hereby addressed and by lenders who will from time to time hold various security interests in the Property, and all of their respective successors and assigns (capitalized terms used but not defined herein shall have the meanings ascribed to them in the Party Wall Agreement):

         1. The Party Wall Agreement is in full force and effect and has not been amended, modified, supplemented or superseded; and no other agreement exists between the undersigned and Current Owner with respect to the Property.

         2. The undersigned is not in default under the Party Wall Agreement and there exist no defaults on the part of Current Owner (or any prior owner of the Property) under the Party Wall Agreement, nor has any event occurred which, with the passage of time or the giving of notice or both, would constitute a default under the Party Wall Agreement by Current Owner (or any prior owner of the Property) or the undersigned, nor has Current Owner (or any prior owner of the Property) or the undersigned suffered or permitted the occurrence of any such event. There is no defense, offset, claim or counterclaim by or in favor of the undersigned against Current Owner (or any prior owner of the Property) under the Party Wall Agreement or against the obligations of the undersigned under the Party Wall Agreement. The undersigned has no actual knowledge of any claim by others against Current Owner (or any prior owner of the Property) relating to the Property or its use by any other party.

         3. All sums required to be paid by Current Owner (or any prior owner of the Property) pursuant to the Party Wall Agreement have been paid through n/a.

         4. All improvements currently made to or erected upon the Property (the "Improvements") fully comply with the applicable provisions of the Party Wall Agreement. No notice of noncompliance has been issued with respect to the Improvements nor does there exist any condition with respect to the Improvements which would give rise to the issuance of a notice of noncompliance with respect to the Improvements.

                                        Very truly yours,


                                        Fairpark Company, Ltd.


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                  Exhibit 16-6
                                  ------------
                                 (Exhibit UU-6)
                                 --------------

       ESTOPPEL CERTIFICATE - PORTAGE TRAIL RECIPROCAL EASEMENT AGREEMENT
       ------------------------------------------------------------------

March  ___, 2005

Cedar-Portage Trail LLC
c/o Cedar Shopping Centers Partnership, L.P.
44 South Bayles Avenue
Port Washington, NY 11050

First Union National Bank
One First Union Center DC-6
301 South College Street
Charlotte, NC 28288-0166

Commonwealth Land Title Insurance Company/
LandAmerica Financial Group, Inc.
921 Eastwind Drive, Suite 133
Westerville, Ohio 43081

         Re: Reciprocal Easement Agreement by and between Giltz & Associates, Inc. an Ohio corporation and Velvet Touch Car Wash, Inc., an Ohio corporation, filed for record April 27, 1997, in Reception No. 54009970, of the Summit County, Ohio Records (the "REA")

Ladies and Gentlemen:

         At the request of Cedar-Portage Trail LLC ("Purchaser") and 1140 Portage Trail Company, LLC ("Current Owner"), the undersigned hereby certifies with respect to 1140 Portage Trail, Akron, OH (the "Property"), recognizing that the information contained herein will be relied on by the parties hereby addressed and by lenders who will from time to time hold various security interests in the Property, and all of their respective successors and assigns (capitalized terms used but not defined herein shall have the meanings ascribed to them in the REA):

         1. The REA is in full force and effect and has not been amended, modified, supplemented or superseded; and no other agreement exists between the undersigned and Current Owner with respect to the Property.

         2. The undersigned is not in default under the REA and there exist no defaults on the part of Current Owner (or any prior owner of the Property) under the REA, nor has any event occurred which, with the passage of time or the giving of notice or both, would constitute a default under the REA by Current Owner (or any prior owner of the Property) or the undersigned, nor has Current Owner (or any prior owner of the Property) or the undersigned suffered or permitted the occurrence of any such event. There is no defense, offset, claim or counterclaim by or in favor of the undersigned against Current Owner (or any prior owner of the Property) under the REA or against the obligations of the undersigned under the REA. The undersigned has no actual knowledge of any claim by others against Current Owner (or any prior owner of the Property) relating to the Property or its use by any other party.

         3. All sums required to be paid by Current Owner (or any prior owner of the Property) pursuant to the REA have been paid through n/a.

         4. All improvements currently made to or erected upon the Property (the "Improvements") fully comply with the applicable provisions of the REA. No notice of noncompliance has been issued with respect to the Improvements nor does there exist any condition with respect to the Improvements which would give rise to the issuance of a notice of noncompliance with respect to the Improvements.

                                        Very truly yours,


                                        Velvet Touch Car Wash, Inc.


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                  Exhibit 16-7
                                  ------------

                        GROUND LEASE ESTOPPEL CERTIFICATE
                        ---------------------------------
                                 (Exhibit UU-7)
                                 --------------


         The undersigned Dover Land Development Corp. ("Ground Lessor") hereby certifies to County Road, Ltd. LLC ("Ground Lessee") and to any prospective assignee of Ground Lessee's interest in that certain Ground Lease dated October 15, 2001 between Ground Lessor, as landlord, and Ground Lessee, as tenant (the "Ground Lease") and such prospective assignee's lender as follows, with the understanding that Ground Lessee, and such prospective assignee and prospective assignee's lender, are relying on such certification in connection with the assignment of the Ground Lease:

         1. Ground Lessee is the tenant under the Ground Lease. A true, correct and complete copy of the Ground Lease is annexed hereto as Exhibit A.

         2. The Ground Lease has not been amended.

         3. The Ground Lease is in full force and effect, and neither Ground Lessor nor Ground Lessee is in default in any respect under the Ground Lease. Except for the Ground Lease, there are no agreements or other arrangements between Ground Lessee and Ground Lessor in respect of the premises demised under the Ground Lease (the "Premises").

         4. The Ground Lease commenced on November 1, 2002 and will expire on October 31, 2011, unless sooner terminated as provided in the Ground Lease, and subject to Ground Lessee's option to renew the Ground Lease for four (4) additional terms of five (5) years each.

         5. Ground Lessee is in possession of the Premises. Ground Lessor has complied fully and completely with all of its covenants, warranties and other undertakings and obligations under the Ground Lease as of this date. Ground Lessee is fully obligated to pay, and is paying, the rent and other charges due under the Ground Lease, and is fully obligated to perform, and is performing, all of the other obligations of Ground Lessee under the Ground Lease without right of counterclaim, offset, credit, deduction, defense or otherwise.

         6. The current amount of the annual base rental under the Lease is $7,200. Ground Lessee has not made any prepayment of rent under the Ground Lease more than one month in advance. All rentals and all other sums payable by Ground Lessee under the Ground Lease have been paid through ________________.

         7. To Ground Lessor's knowledge, Ground Lessee has neither sublet any portion of the Premises nor assigned its interest under the Ground Lease; provided, however, that, pursuant to that certain Lease dated as of January 31, 1997 between Ground Lessee and Discount Drug Mart, Inc. ("Drug Mart"), as amended by Lease Amendment dated as of October 15, 2001 between Ground Lessee and Drug Mart, as further amended by Second Lease Amendment dated as of ________, 2003 between Ground Lessee and Drug Mart, Drug Mart has the right to use the Premises as necessary for the operation of the drive-through pharmacy window for the convenience of Drug Mart's prescription drug customers and other members of the public.

         8. This letter shall inure to the benefit of Ground Lessee, its successors and assigns, any assignee of Ground Lessee's interest in the Ground Lease, and its successors and assigns and their respective lenders, and shall be binding upon Ground Lessor and Ground Lessor's heirs, legal representatives, successors and assigns. This letter shall not be deemed to alter or modify any of the terms and conditions of the Ground Lease.

         9. Ground Lessor hereby consents to the assignment by Ground Lessee to Cedar-Dover Plaza LLC of Ground Lessee's right, title and interest in, to and under the Ground Lease.

         EXECUTED this ___ day of _____________, 2005.


                                            DOVER LAND DEVELOPMENT CORP.,
                                            an Ohio corporation

                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                    Exhibit A
                                    ---------
                              Copy of Ground Lease
                              --------------------

                                   Exhibit 17
                                   ----------

---------------------- ------------------------------- -------------------------
     CITY STATE                  OWNER NAME                   ANCHOR TENANT

---------------------- ------------------------------- -------------------------
      Akron, OH          915 Arlington Road Co., LLC        CVS/Family Dollar

---------------------- ------------------------------- -------------------------
      Niles, OH             Canton Niles Co., LLC               CVS (FS)

---------------------- ------------------------------- -------------------------
      Niles, OH             Rt. 422 Niles Co. LLC            Taco Bell (FS)

---------------------- ------------------------------- -------------------------
    Mansfield, OH         64 Lexington Ave Co., LLC        Family Dollar (FS)

---------------------- ------------------------------- -------------------------
      Erie, PA           2307 State Street Co., LLC        Family Dollar (FS)

---------------------- ------------------------------- -------------------------